SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 2, 2005
(Date of earliest event reported)

Umpqua Holdings Corporation
 (Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200 Portland, Oregon 97258
 (address of Principal Executive Offices)(Zip Code)

(503) 546-2491
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

         On Tuesday, May 3, 2005, beginning at approximately 9:00 a.m., Pacific Time, Umpqua Holdings Corporation Chief Executive Officer Raymond P. Davis will give a presentation of Umpqua's business strategies and financial performance at D.A. Davidson's 2005 Seventh Annual Financial Services Conference in at the Bell Harbor Conference Center, Seattle, Washington.

         The presentation is available via live audio web cast at www.umpquaholdingscorp.com and at http://wsw.com/webcast/dadco3/umpq/ with advance registration at no charge. The slides presented by Mr. Davis are attached as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1 Earnings Press Release

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: May 2, 2005	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 99.1

UMPQUA HOLDINGS

CORPORATION

Parent Company for:

UMPQUA BANK

STRAND ATKINSON WILLIAMS & YORK

Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are just predictions subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. A discussion of risk factors that may affect the actual outcomes relating to such forward-looking statements and the Company's results of operations in general is included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

UMPQUA HOLDINGS CORPORATION

Growth History Total Assets ($ Millions)

HBEK Purchase
7/04
CEBC Purchase
11/02
LBB & IFN Purchase
12/01
VRB Purchase
12/00
SAWY Purchase
11/99
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1994
1995
1996
1997
1998
1999
1Q 00
2Q 00
3Q 00
4Q 00
1Q 01
2Q 01
3Q 01
4Q 01
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05

Historical Total Assets before restatements for poolings.

UMPQUA HOLDINGS CORPORATION

Umpqua Today

Today Umpqua Bank is the largest community bank headquartered in the Northwest, with $5.0 billion in assets, 93 stores throughout Oregon, Northern California and Southwest Washington…

UMPQUA HOLDINGS CORPORATION

Bellevue
WASHINGTON
Astoria
Longview
Vancouver
Portland
Beaverton
Tualatin
Milwaukie
Oregon City
101
Salem
Newport
Waldport
Corvallis
Albany
Lebanon
Sweet Home
5
Springfield
Eugene
Bend
Reedsport
Cottage Grove
North Bend
Coos Bay
Sutherlin
Coquille
Myrtle Pt.
Winston
Roseburg
Myrtle Creek
OREGON
Bandon
Glendale
Canyonville
Merlin
Grants Pass
Rogue River
Medford
Central Pt.
Phoenix
Talent
Ashland
Brookings/ Harbor
5
McKinleyville
Willow Creek
Weaverville
Arcata
Eureka Main
Eureka Henderson Center
Redding
Fortuna
Red Bluff
Garberville
Los Molinos
Orland
Chico
Willows
Ukiah
Yuba City
Colusa
Marysville
101
80
Wheatland
Arbuckle
Lincoln
Roseville
Woodland
Sacramento
Napa
CALIFORNIA
San Francisco
99
2005
93 Stores
Total Assets
$5 Billion
Market Capitalization
$1.1 Billion

Earnings Per Share Growth
(Fully Diluted / Before Merger Costs)

$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
CAGR = 16%
Sale of Master Card Portfolio
Mortgage Banking Refinance Bubble
Pooling of Interest @12/31/01
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

* Q4 2004 includes $0.08 gain on sale of discontinued operation, net of tax

UMPQUA HOLDINGS CORPORATION

Non Interest Income (000's)

Service Charges & Other
Brokerage
Mortgage Banking
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2000
2001
2002
2003
2004

Excludes security gains and gain on sale of discontinued operation in 2004.

UMPQUA HOLDINGS CORPORATION

Loan Growth

CRE
Construction
RE
Commercial
Other
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2000
2001
2002
2003
2004
Q1 2005

UMPQUA HOLDINGS CORPORATION

High Quality Loan Portfolio

($ Millions)	2003	2004	Q1 2005
Allowance/ Total Loans	1.27%	1.31%	**1.32%**
Total $ In Allowance	$25.4	$45.6	**$46.7**
Net Charge-Offs (recoveries)	0.21%	0.17%	**(0.02)%**
NPL to Total Loans	0.57%	0.65%	**0.67%**

UMPQUA HOLDINGS
CORPORATION

Net Interest Margin 2004

Prime
Bank
6.00
5.50
5.00
4.50
4.00
3.50
Q1 02
Q2 02
Q3 02
Q4 02
Q1 03
Q2 03
Q3 03
Q4 03
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05

UMPQUA HOLDINGS CORPORATION

Operating Income * Annual ($000)

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
CAGR = 41%
2000
2001
2002
2003
2004

2004 Includes gain on sale of discontinued operation of $3,375 after tax.

* Excludes merger related costs, net of tax

UMPQUA HOLDINGS CORPORATION

2004 Achievements

- Successful integration of Humboldt Bancorp
- Operating Earnings per share – up 13%
- Net charge-offs at 0.17% of loans

UMPQUA HOLDINGS CORPORATION

Q1 2005 Achievements

- Annualized deposit growth of 17%
- California operations ahead of plan
- Operating earnings per share up 13% over same period one year ago
- Net interest margin expansion 10bps on sequential quarter basis
- Net recoveries during quarter, improving credit quality measures

UMPQUA HOLDINGS CORPORATION